Sutor Technology Group, Ltd.

OTCBB: SUOT.OB

Investor Presentation

Roth Conference – September 5, 2007

SUTOR
TECHNOLOGY GROUP

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. We have no obligation and do not undertake to revise forward-looking statements to reflect future events or circumstances.

Corporate Profile

- Completed RTO – February 2007
- Ticker Symbol: "SUOT.OB"
- 37.96 million common shares outstanding *
- 5.6 million shares public float, representing ~ 15% public float
- Investor information at: http://www.cshuaye.com

* As of August 6, 2007

Corporate Profile

- Founded in 2003, Sutor Technology Group, Ltd. was a premier independent operating unit of Shanghai Huaye Iron and Steel engaged in steel processing, retailing, distribution and logistics
- Sutor Technology was "spun-off" as a US public company in February 2007
- Sutor Technology is a value-added steel processor producing galvanized steel and painted/coated steel



('000 metric tons capacity for FY2006)
400
350
300
250
200
150
100
50
0
Hot-dip Galvanized Steel
Prepainted Galvanized Steel
Cold-rolled Steel
Acid-pickled Steel

China Steel Market

- In 2005, China produced 8.8 million metric tons of galvanized steel – yet demand was estimated at 12.5 million metric tons
- China still relies on more than 40% imports for coated steel and cold-rolled steel strips due to undersupply
- It is estimated that China's steel market is a $60+ billion market demonstrating explosive growth driven by key applications such as construction, electronics and appliances
- Increasing requirement toward high-end products (thinner/more durable) requiring advanced production capabilities: limited number of viable China suppliers

China's Rolled Steel Production & GDP Growth (2001-2005)



million metric ton
400
300
200
100
0
12.00%
10.00%
8.00%
6.00%
2001
2002
2003
2004
2005
Steel Production Volume
GDP Growth Rate

Key Initiatives – Phase 1

Installed new production lines to internally produce raw materials used in galvanized and painted steel products

- Acid Pickling Line (installed 8/06)
- Cold rolling Line (installed 1/07)
- Business impacts:
  - Reduce costs and increase margins
  - Mitigate supply chain and quality control risks
  - Both lines are projected to run at capacity with excess Acid Pickling products not used in HDG and PPGI sold externally

Our Existing Products and Processes - 2006


Purchase Full Hard Cold Rolled Steel Strips
Galvanizing Line
Painting Line
Sell Painted Products to Customers
Sell Galvanized Products to Customers
Purchased raw materials
Finished products

Key Initiatives – Phase 1

Installed new production lines to internally produce raw materials used in galvanized and painted steel products

- Acid Pickling Line (installed 8/06)
- Cold rolling Line (installed 1/07)
- Business impacts:
  - Reduce costs and increase margins
  - Mitigate supply chain and quality control risks
  - Both lines are projected to run at capacity with excess Acid Pickling products not used in HDG and PPGI sold externally

Products Roadmap - Vertical Integration


Purchase Steel Coils
Acid Pickling Line
Sell Excess Acid Pickling Products
Cold rolling Line
Purchase Full Hard Cold Rolled Steel Strips
Galvanizing Line
Painting Line
Sell Painted Products
Sell Galvanized Products

Key Initiatives – Phase II

New galvanizing production line with capability of producing both hot rolled and cold rolled steel –

- Hot rolled galvanized steel is a new product in the Chinese market
- Only 2 other lines currently in production in China – at Bao Steel and Handan Steel
- Higher production throughput as compared to cold rolled steel; utilized in less demanding, cost sensitive applications
- Expected completion December, 2007

Sales and Marketing

- Two sales channels – independent agents (through Huaye Group) and internal sales people
- Sutor is expanding its own sales force throughout China to facilitate the sale of high margin, specialized products – driving a more favorable product mix
- Sutor is an approved supplier to premier multinational manufacturers such as Midea, Pemco and DeLonghi
- World class quality capability: Compliance with ASTM (USA), TIM (EU) and JIS (Japan) standards; SGS Certification (electronics);

Sutor Technology – Recent Developments

- Research and Development Group
  - New Product Development
    - Solar industry, Irrigation Industry, Precision Manufacturing Devices, etc.
  - Process Improvement
- Investor Relations Group
- Contracted IR Firm – Taylor Rafferty

Competitive Perspectives

- Modern, state of the art facility (2004) constructed to be "extreme spec" capable
- Excellence in quality through process capability – can achieve more difficult specs than many other competitors
- Low cost producer – high throughput/low SG&A structure
- Focused growth strategy – vertical integration and capacity expansion drives continued growth

Experienced Management Team

- Ms. Lifang Chen, Chairperson
  - Co-founded Shanghai Huaye Iron and Steel Group
- Mr. Liuhua Guo, CEO
  - 2002: Joined Sutor Technology as CTO and supervised all production line construction
  - Previously Deputy CTO, Huangshi Galvanized Steel Strip Company, Ltd.
- Mr. Yongfei Jiang, CFO
  - Joined Sutor in November 2005,
  - 1999-2005; Executive positions in corporate accounting and finance
- Gerry Pascale, US Representative

Financials – Income Statement

Income Statement (USD $,000's)

	2006	2007 Q1-Q3 Actual	2007 Fund Raise Projections	2008 Fund Raise Projections
Revenues % Increase	**190,594**	**211,292**	**258,768** 35.8%	**274,892** 6.2%
Gross Profit % of Revenue	**15,938** 8.4%	**18,900** 8.9%		
Operating Exp % of Revenue	**3,149** 1.7%	**5,350** 2.5%		
Operating Inc. % of Revenue	**12,789** 6.7%	**13,550** 6.4%		
Taxes & Int Exp	**1,261**	**2,168**		
Net Income % Revenue % Growth YoY	**11,528** 6.0%	**11,382** 5.4%	**18,890** 7.3% 63.9%	**26,148** 10.0% 38.0%

Financials – Balance Sheet Highlights

	3/31/07
Cash and Equivalents	28,052
Accounts Receivable - net	980
Inventory	18,820
Current Assets	85,405
Fixed Assets – net	44,902
Total Assets	**133,255**
Accounts Payable	2,317
Short Term Loans	26,653
Total Current Liabilities	54,944
Long Term Loans	-
Shareholder Equity	78,296
Total Liabilities and Equity	**133,255**

Investment Highlights

- Strong overall market metrics driven by consumer and industrial market trends outpacing the China's steel processing industry
- Sutor Technology has a focused business strategy to drive continued growth:
  - Short term catalysts
  - Longer term capacity expansion
- Sutor Technology is well positioned to compete effectively over the long term

Vertical Integration - Capacity Expansion

- State of the art Acid Pickling Line – installed 8/06



Capacity Expansion

Galvanizing Line

